UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018 (October 16, 2018)

MRI INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, Ca. 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 16, 2018, MRI Interventions, Inc. (the “Company”) and Clinical Laserthermia Systems AB (“CLS”) entered into a License and Collaboration Agreement (the “License Agreement”) and a Distribution Agreement (the “Distribution Agreement”).

Under the License Agreement, the Company and CLS have agreed to collaborate and share certain information and technology with one another to develop, evaluate, and commercialize products and technology integrating or incorporating laser treatment solutions based on immune stimulating interstitial laser thermotherapy (imILT®) methods, including laser applicators and CLS’s TRANBERG® Thermal Therapy System (the “CLS System”) or CLS’s related intellectual property in the field of medical procedures, processes and therapies related to neuro applications, including intracranial and spine surgery (the “Field”).  Under the terms of the License Agreement, the Company and CLS shall jointly own any new intellectual property developed as a result of the development and other collaboration activities conducted by the Company and CLS with respect to new products pursuant to the License Agreement.  CLS has also agreed to grant the Company an exclusive right to sell, offer for sale, market, and distribute the CLS System and new products developed under this License Agreement in the Field.

Under the Distribution Agreement, CLS appoints Company during the term of the Distribution Agreement as the exclusive distributor in the United States and Canada for products developed by CLS related to minimally invasive methods for cancer treatment (the “Products”), excluding indications within the neuro (brain and spine) field. CLS grants Company an exclusive (as between Company and any third parties) license to use CLS’s trademarks in the United States and Canada for marketing purposes for the Products.

The foregoing description of the terms and conditions of the License Agreement and the Distribution Agreement is only a summary and is qualified in its entirety by the full text of such agreements, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and which are incorporated into this Item 1.01 by reference.

Item 7.01.	Regulation FD Disclosure.

On October 17, 2018, the Company issued a press release announcing entry into the License Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2018	MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer